UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 26, 2004

LA QUINTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3419438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

LA QUINTA PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3520818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Item 12.   Disclosure of Results of Operations and Financial Condition

On February 26, 2004, La Quinta Corporation and La Quinta Properties, Inc. issued a press release regarding its earnings for the three months and year ended December 31, 2003. A copy of the press release is furnished with this Joint Current Report as Exhibit 99(a).

Exhibit Index

99(a)	Press Release, dated: February 26, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2004	LA QUINTA CORPORATION

	By:	/s/	David L. Rea
	Name:		David L. Rea
	Title:		Executive Vice President and Chief Financial Officer

LA QUINTA PROPERTIES, INC.

	By:	/s/	David L. Rea
	Name:		David L. Rea
	Title:		Executive Vice President and Chief Financial Officer